Income Tax (Benefit) Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income tax expense (benefit) attributable to operations:
Current tax expense (benefit)	$ 5,219	$ 21	$ 9,567
Deferred tax expense (benefit)	8,895	2,922	(14,008)
Income tax expense (benefit) as reported	14,114	2,943	(4,441)
Income tax effect on AOCI:
Attributable to unrealized gain (loss) on: Investments	2,468	1,184	(6,277)
Total income tax effect on equity	$ 16,582	$ 4,127	$ (10,718)